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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 2001

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                              TEPPCO PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

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
                 DELAWARE                                1-10403                            76-0291058
       (State or other jurisdiction                 (Commission File                     (I.R.S. Employer
    of incorporation or organization)                    Number)                       Identification No.)


            2929 ALLEN PARKWAY
              P.O. BOX 2521
              HOUSTON, TEXAS                                                                77252-2521
 (Address of principal executive offices)                                                   (Zip code)
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       Registrant's telephone number, including area code: (713) 759-3636

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Item 5.  Other Events

Restructuring of General Partner Interests in Operating Partnerships

         On July 26, 2001, TEPPCO Partners, L.P. ("TEPPCO Partners") and its general partner, Texas Eastern Products Pipeline Company, LLC ("TEPPCO LLC") restructured the general partner ownership of TEPPCO Partners' two first-tier operating subsidiary partnerships to cause them to be wholly-owned by TEPPCO Partners. The restructuring has no adverse economic impact on TEPPCO Partners' unitholders. A revised general partner interest of TEPPCO LLC in each of TE Products Pipeline Company, Limited Partnership and TCTM, L.P. was transferred to a newly formed corporation, TEPPCO GP, Inc. ("TEPPCO GP"), which succeeded TEPPCO LLC as general partner of the two first-tier operating partnerships. The capital stock of the new subsidiary general partner and all remaining partner interests in the first-tier operating partnerships not already owned by TEPPCO Partners were transferred to TEPPCO Partners. In exchange for this contribution, TEPPCO LLC received an increased percentage interest as general partner of TEPPCO Partners. The increased percentage is the economic equivalent to the aggregate interest that TEPPCO LLC had prior to the restructuring through its combined interests in TEPPCO Partners and its first-tier operating partnerships. As a result, TEPPCO Partners holds a 99.999% limited partner interest in the two first-tier operating partnerships and TEPPCO GP holds a .001% general partner interest.

Financial Information for Operating Partnerships as Potential Guarantors of Partnership Debt Securities

         In connection with the filing of a shelf registration statement on Form S-3 with the Securities and Exchange Commission concurrently with this report, TE Products Pipeline Company, Limited Partnership and TCTM, L.P., TEPPCO Partners' sole first-tier operating subsidiaries (the "Guarantor Subsidiaries"), may issue unconditional guarantees of senior or subordinated debt securities of TEPPCO Partners in the event that TEPPCO Partners issues any debt securities from time to time under the registration statement. If issued, the guarantees will be full, unconditional and joint and several.

         Supplemental consolidating information for the Guarantor Subsidiaries has been included as a footnote to the consolidated financial statements previously filed under TEPPCO Partners' Form 10-K for the year ended December 31, 2000, and Form 10-Q for the quarter ended March 31, 2001. For purposes of the following consolidating information, TEPPCO Partners' and Guarantor Subsidiaries' investments in their respective subsidiaries are accounted for by the equity method of accounting.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

                  23.1     Consent of KPMG LLP.

                  99.1 Consolidated Financial Statements of TEPPCO Partners, L.P., together with independent auditors' report thereon of KPMG LLP, as required by Item 8 of Form 10-K for the year ended December 31, 2000 and Consolidated Financial Statements of TEPPCO
                           Partners, L.P. as required by Item 1 of Form 10-Q for the quarter ended March 31, 2001.


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                  99.2     Contribution, Assignment and Amendment Agreement
                           dated July 26, 2001.




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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEPPCO PARTNERS, L.P.
                                       (Registrant)


                                       By: Texas Eastern Products Pipeline
                                           Company, LLC, General Partner

                                           /s/ CHARLES H. LEONARD
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                                          Charles H. Leonard
                                          Sr. Vice President, Chief Financial
                                          Officer and Treasurer


Dated:  July 27, 2001



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                                  EXHIBIT INDEX

Exhibit No.        Description
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  23.1             Consent of KPMG LLP.

  99.1 Consolidated Financial Statements of TEPPCO Partners, L.P., together with independent auditors' report thereon of KPMG LLP, as required by Item 8 of Form 10-K for the year ended December 31, 2000 and Consolidated Financial Statements of TEPPCO Partners, L.P. as required by Item 1 of Form 10-Q for the quarter ended March 31, 2001.

  99.2             Contribution, Assignment and Amendment Agreement dated
                   July 26, 2001.

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